UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2006

PRIME GROUP REALTY TRUST

(Exact name of registrant as specified in its charter)

MARYLAND                                      1-13589          36-4173047

(State or other jurisdiction of                (Commission File (I.R.S. Employer

incorporation or organization)               Number) Identification No.)

77 West Wacker Drive, Suite 3900, Chicago, Illinois                                60601

(Address of principal executive offices)            (Zip Code)

Registrant’s telephone number, including area code: (312) 917-1300.

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On November 8, 2006, Dearborn Center, L.L.C. (“Dearborn LLC”), the owner of Citadel Center located at 131 South Dearborn Street, Chicago, Illinois, (the “Property”) completed the sale of the Property to a subsidiary of CARI, LLC (the “Purchaser”), an entity controlled by Robert Gans, a real estate investor based in New York, New York. A subsidiary of Prime Group Realty Trust’s operating partnership, Prime Group Realty, L.P. (the “Operating Partnership”), owns a thirty percent (30%) joint venture interest in Dearborn Center, L.L.C.

The purchase price for Citadel Center was $560.0 million, subject to customary pro-rations and adjustments. Two of the Company’s subsidiaries entered into a management and leasing agreement at closing providing that they will be the manager and leasing agents for Citadel Center through August 31, 2012, subject to extension by agreement of the parties.

At the closing, the Operating Partnership indemnified the Purchaser against any costs or expenses in connection with the Citadel Reimbursement Obligation (as described below). The Operating Partnership previously indemnified its joint venture partner in Dearborn LLC against the Citadel Reimbursement Obligation. The Citadel Reimbursement Obligation is the obligation of Dearborn LLC under its lease with Citadel Investment Group, LLC (“Citadel”) to reimburse Citadel for the financial obligations, consisting of base rent and the pro rata share of operating expenses and real estate taxes, under Citadel's pre-existing lease for 161,488 square feet of space at the One North Wacker Drive office building in downtown Chicago, Illinois. We have executed subleases at One North Wacker Drive for all of the space to partially mitigate our obligation under the Citadel Reimbursement Obligation. The foregoing obligations will be partially secured by a total of $7.1 million held in escrow at closing. The Citadel Reimbursement Obligation is described in more detail in Note 13 (Commitments and Contingencies) of the Notes to the Consolidated Financial Statements of the Prime Group Realty Trust (the “Company”) contained in the Company’s Form 10-Q for the period ended September 30, 2006, filed with the United States Securities and Exchange Commission on November 9, 2006.

At the closing, the Operating Partnership received its annual distribution of income from Dearborn LLC of $4.2 million. The Operating Partnership share of the net proceeds from the sale was $82.2 million, and the Operating Partnership used approximately $57.1 million of the net proceeds to pay down corporate level debt. The Operating Partnership had a book gain according to generally accepted accounting principles of approximately $14.0 million from the transaction.

The Company filed a Form 8-K on October 26, 2006 describing the overall transaction in detail which description is incorporated herein by reference. In addition, the Company issued a press release on November 14, 2006 relating to the transaction. A copy of the press release, which is hereby incorporated by reference into this filing in its entirety, is attached to this Form 8-K as Exhibit No. 99.1.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management's current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company's filings with the Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements
None
(b)	Pro Forma Financial Information

Attached hereto as Exhibit 99.2, and incorporated by reference herein, is the following unaudited pro forma financial information:

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006;

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2006;

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005; and

Notes to Pro Forma Condensed Consolidated Financial Statements.

(c) Exhibits:

Exhibit No.	Description
99.1	Press Release of Prime Group Realty Trust dated November 14, 2006.
99.2

Pro Forma Financial Information, including Basis of Presentation, Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006, Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2006, Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005 and Notes to Pro Forma Condensed Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME GROUP REALTY TRUST

Dated: November 14, 2006	By:	/s/ Jeffrey A. Patterson

Jeffrey A. Patterson

President and Chief Executive Officer

EXHIBIT 99.1

PRIME GROUP REALTY TRUST ANNOUNCES

SALE OF CITADEL CENTER

Chicago, IL. November 14, 2006 – Prime Group Realty Trust (NYSE: PGEPRB) (the “Company”) is announcing that on November 8, 2006, Dearborn Center, L.L.C., the owner of Citadel Center located at 131 South Dearborn Street, Chicago, Illinois, (the “Property”) completed the sale of the Property to a subsidiary of CARI, LLC (the “Purchaser”), an entity controlled by Robert Gans, a real estate investor based in New York, New York. A subsidiary of the Company’s operating partnership, Prime Group Realty, L.P. (the “Operating Partnership”), owns a thirty percent (30%) joint venture interest in Dearborn Center, L.L.C.

The purchase price for Citadel Center was $560.0 million, subject to customary pro-rations and adjustments. Two of the Company’s subsidiaries entered into a management and leasing agreement at closing providing that they will be the manager and leasing agents for Citadel Center through August 31, 2012, subject to extension by agreement of the parties.

At the closing, the Operating Partnership received its annual distribution of income from Dearborn LLC of $4.2 million. The Operating Partnership share of the net proceeds from the sale was $82.2 million, and the Operating Partnership used approximately $57.1 million of the net proceeds to pay down corporate level debt. The Operating Partnership had a book gain according to generally accepted accounting principles of approximately $14.0 million from the transaction. See the Company’s Form 8-K relating to this transaction being filed with the United States Securities and Exchange Commission for more information regarding the transaction, which may be found on the Company’s website at www.pgrt.com.

About the Company

Owned by one of the largest private real estate owners in the country, The Lightstone Group, Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial real estate, primarily in metropolitan Chicago. The Company owns 10 office properties containing an aggregate of 3.9 million net rentable square feet, one industrial property comprised of approximately 120,000 square feet and two joint venture interests in office properties totaling approximately 1.1 million net rentable square feet. It leases and manages all 5.0 million square feet. In addition, the Company is also the managing and leasing agent for the 1.5 million square foot Citadel Center office building located at 131 South Dearborn Street in Chicago, Illinois.

For more information about Prime Group Realty Trust, contact the company’s Chicago headquarters at (312) 917-1300 or visit its website at www.pgrt.com.

Founded in 1988, The Lightstone Group is ranked among the 25 largest real estate companies in the industry with a diversified portfolio of over 20,000 residential units as well as office, industrial and retail properties totaling approximately 30 million square feet of space in 28 states and Puerto Rico. Headquartered in Lakewood, New Jersey, The

Lightstone Group employs over 1,000 professionals and maintains regional offices in New York, Maryland, Virginia and California. The Lightstone Group has acquired in excess of $2 billion in real estate over the past 24 months.

For more information on The Lightstone Group, contact the company’s Lakewood, New Jersey headquarters at (800) 347-4078 or visit www.lightstonegroup.com.

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect management’s current views with respect to future events and financial performance. The words "believes", "expects", "anticipates", "estimates", and similar words or expressions are generally intended to identify forward-looking statements. Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in the Company’s filings with the Securities and Exchange Commission.

Contact:
Jeffrey A. Patterson	Paul G. Del Vecchio
President and Chief Executive Officer	Senior Vice President—Capital Markets
312/917-1300	312/917-1300

EXHIBIT 99.2

INDEX TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Basis of Presentation

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006

Pro Forma Condensed Consolidated Statement of Operations for

the nine months ended September 30, 2006

Pro Forma Condensed Consolidated Statement of Operations for

the year ended December 31, 2005

Notes to Pro Forma Condensed Consolidated Financial Statements

PRIME GROUP REALTY TRUST

PRO FORMA CONDENSED          CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

(unaudited)

The following unaudited pro forma condensed consolidated financial statements as of September 30, 2006, and for the nine months ended September 30, 2006, and year ended December 31, 2005, reflect the financial position and results of operations of the Company after giving effect to the transaction described in Item 2.01 of this filing.

The unaudited pro forma condensed consolidated balance sheet assumes the transaction took place on September 30, 2006. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2006 and the year ended December 31, 2005 assumes the transaction took place on January 1, 2005.

The pro forma adjustments presented herein are shown for comparative purposes only, and the Company's financial statements will reflect the transactions only from the transaction date of November 8, 2006. The unaudited pro forma statements are based on the previously reported historical financial statements of the Company and should be read in conjunction with those financial statements and the related footnotes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 and the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006.

Prime Group Realty Trust

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2006

(Unaudited)

(Dollars in Thousands)

Assets	PGRT Historical (1)	Pro Forma Adjustments (2)	Pro Forma
Real estate:
Land	$91,760	$–	$91,760
Building and improvements	342,854	–	342,854
Tenant improvements	44,476	–	44,476
Furniture, fixtures and equipment	554	–	554
	479,644	–	479,644
Accumulated depreciation	(26,573)	–	(26,573)
	453,071	–	453,071
In-place lease value, net	28,447	–	28,447
Above-market lease value, net	25,162	–	25,162
Property under development	–	–	–
	506,680		506,680

Investments in unconsolidated entities	99,930	(75,082)	24,848
Cash and cash equivalents	23,255	31,386(3)	54,641
Receivables, net of allowance for doubtful accounts of $468:
Tenant	840	–	840
Deferred rent	4,990	–	4,990
Other	4,831	(3,737)	1,094
Restricted cash escrows	40,291	2,545	42,836
Deferred costs, net	7,137	(1,091)	6,046
Other	4,219	(2,379)	1,840
Total assets	$692,173	$(48,358)	$643,815

Liabilities and Shareholders' Equity
Mortgage notes payable	$508,695	$(55,000)(4)	$453,695
Accrued interest payable	4,286	(2,024)(4)	2,262
Accrued real estate taxes	16,351	–	16,351
Accrued tenant improvement allowances	4,688	–	4,688
Accounts payable and accrued expenses	5,646	–	5,646
Liabilities for leases assumed	5,413	–	5,413
Below-market lease value, net	12,806	–	12,806
Dividends payable	2,250	–	2,250
Other	6,913	–	6,913
Total liabilities	567,048	(57,024)	510,024
Minority interests:
Operating Partnership	93,848	13,115	106,963
Total shareholders' equity	31,277	(4,449)	26,828
Total liabilities and shareholders' equity	$692,173	$(48,358)	$643,815

Prime Group Realty Trust

Pro Forma Condensed Consolidated Statement of Operations

Nine Months ended September 30, 2006

(Unaudited)

(Dollars in Thousands, except per share amounts)

	PGRT Historical	Pro Forma Adjustments	Pro Forma

Revenue:
Rental	$40,879	$–	$40,879
Tenant reimbursements	26,660	–	26,660
Other property revenues	3,374	–	3,374
Services Company revenue	3,184	(769)(2)	2,415
Total revenue	74,097	(769)	73,328

Expenses:
Property operations	20,592	–	20,592
Real estate taxes	15,685	–	15,685
Depreciation and amortization	27,171	–	27,171
General and administrative	5,087	–	5,087
Services Company operations	2,804	(308)(2)	2,496
Total expenses	71,339	(308)	71,031
Operating income	2,758	(461)	2,297
Loss from investments in unconsolidated joint ventures	(11,094)	8,622(1)	(2,472)
Interest and other income	2,011	–	2,011
Interest:
Expense	(29,194)	4,836(3)	(24,358)
Amortization of deferred financing costs	(1,000)	234(3)	(766)
Loss from continuing operations before minority interests	(36,519)	$13,231	(23,288)
Minority interests	42,888		29,774
Income from continuing operations	6,369		6,486
Net income allocated to preferred shareholders	(6,750)		(6,750)
Net loss available to common shareholders	$(381)		$(264)

Loss per common share:
Loss available to common shareholders	$(1.61)		$(1.12)
Weighted average common share – basic and diluted	236		236

Prime Group Realty Trust

Pro Forma Condensed Consolidated Statement of Operations

Year ended December 31, 2005

(Unaudited)

(Dollars in Thousands, except per share amounts)

	PGRT Historical	Pro Forma Adjustments	Pro Forma

Revenue:
Rental	$53,658	$–	$53,658
Tenant reimbursements	35,204	–	35,204
Other property revenues	3,697	–	3,697
Services Company revenue	4,174	(913)(2)	3,261
Total revenue	96,733	(913)	95,820

Expenses:
Property operations	26,304	–	26,304
Real estate taxes	22,193	–	22,193
Depreciation and amortization	30,052	–	30,052
General and administrative	7,708	–	7,708
Services Company operations	4,062	(365)(2)	3,697
Severance costs	394	–	394
Strategic alternative costs	10,288	–	10,288
Total expenses	101,001	(365)	100,636
Operating loss	(4,268)	(548)	(4,816)
Loss from investments in unconsolidated joint ventures	(13,022)	12,123(1)	(899)
Interest and other income	2,596	–	2,596
Interest:
Expense	(25,368)	–	(25,368)
Amortization of deferred financing costs	(1,288)	–	(1,288)
Accretion of mortgage note payable	927	–	927
Loss from continuing operations before minority interests	(40,423)	$11,575	(28,848)
Minority interests	26,335		20,165
Loss from continuing operations	(14,088)		(8,683)
Net income allocated to preferred shareholders	(9,000)		(9,000)
Net loss available to common shareholders	$(23,088)		$(17,683)

Loss per common share:
Loss available to common shareholders	$(1.93)		$(1.48)
Weighted average common share – basic and diluted	11,948		11,948

Prime Group Realty Trust

Notes to Pro Forma Condensed Consolidated Balance Sheet

September 30, 2006

(1)	Represents the Company's historical consolidated balance sheet as of September 30, 2006, which includes its 30% ownership of the Citadel Center property.

(2)	Represents the elimination of the Company's 30% historical ownership amounts related to the Citadel Center property being sold to a subsidiary of CARI, LLC.

(3)

Represents the net proceeds received from the sale of the Company's interest in the property net of the payment of certain unrelated debt. The net adjustment to shareholders' equity reflected in the pro forma balance sheet represents the net effect of adjustment (2) described above. The actual net adjustment to shareholders' equity will be based upon the gain the Company recognizes on the sale.

(4)	The net proceeds received from the sale were used towards the repayment of certain unrelated debt and associated interest, and to fund certain escrows required by the transaction.

Prime Group Realty Trust

Notes to Pro Forma Condensed Consolidated Statement of Operations

Nine Months Ended September 30, 2006 and

Year Ended December 31, 2005

(1)	Represents the elimination of the Company's 30% share of the Citadel Center operating results.

(2)	Represents the elimination of Prime Group Realty Services, Inc. (the "Services Company") management fee income and related tax provision.

(3)	Represents the elimination of interest expense incurred during 2006, to reflect the retirement of indebtedness in 2006 utilizing proceeds from the sale of the Citadel Center property.